                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 19, 2000
                                                         -----------------


                              THE HERTZ CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                         1-7541               13-1938568
-------------------------------          ------------       -------------------
(State or other jurisdiction of          (Commission         (I.R.S. Employer
        incorporation)                   File Number)       Identification No.)


225 Brae Boulevard, Park Ridge, New Jersey                        07656-0713
------------------------------------------                        ----------
 (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (201) 307-2000
                                                           --------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)








                               Page 1 of 5 pages.
                        The Exhibit Index is on page 3 .

ITEM 5.  OTHER EVENTS.

     On January 19, 2000, The Hertz Corporation issued a press release with respect to its fourth quarter and full year 1999 earnings.

     A copy of such press release is attached as Exhibit 99 hereto and incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)    EXHIBITS.


                The following Exhibit is filed as part of this Report.

                (99) Press release relating to The Hertz Corporation's fourth quarter and full year 1999 earnings.






                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE HERTZ CORPORATION
                                                    (Registrant)



                                       By:  /s/ Richard J. Foti
                                            -----------------------------------
                                            Richard J. Foti
                                            Staff Vice President and Controller
                                            (Principal Accounting Officer)

Date:  January 20, 2000

                                  EXHIBIT INDEX




Exhibit No.                     Description                             Page
-----------     -------------------------------------------------       -----
    (99)        Press release relating to The Hertz Corporation's       4 - 5
                fourth quarter and full year 1999 earnings.














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